Financial presentation to accompany management commentary FY24 Q2

The following guidance reflects the Company’s expectations for the third quarter and fiscal year 2024 and is provided on a non-GAAP basis as the Company cannot predict certain elements that are included in reported GAAP results, such as the changes in fair value of the Company’s equity and other investments. Growth rates reflect an adjusted basis for prior year results. Additionally, the Company’s guidance assumes a generally stable consumer and continued pressure from its mix of products and formats globally. The Company’s fiscal year guidance is based on the following previously disclosed FY23 figures: Net sales: $605.9 billion, adjusted operating income1: $24.6 billion, adjusted EPS1 $6.29. Metric FY242 Consolidated net sales (cc) Increase approximately 4.0% to 4.5% Consolidated operating income (cc) Increase approximately 7.0%-7.5%, including an expected 30bps tailwind from LIFO Interest, net Increase approximately $500M v. LY Effective tax rate Unchanged at 26.5% Non-controlling interest Approximately $0.26 headwind to EPS Adjusted EPS $6.36 to $6.46, including an expected $0.05 impact from LIFO Capital expenditures Flat to up slightly v. LY, unchanged from prior guidance Metric Q3 Consolidated net sales (cc) Increase approximately 3.0% Consolidated operating income (cc) Increase approximately 1.0% Adjusted EPS $1.45 to $1.50 1 For relevant reconciliations, see Q4 FY23 earnings release furnished on Form 8-K on February 21, 2023. 2 Our expectations are for Walmart U.S. and International to grow slightly faster than our prior view and for Sam’s Club growth to be consistent with our February guidance. CC = Constant currency Guidance

Total Revenue (cc)1 $161.1 billion, up +5.4% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. • Total revenue reached $161.6 billion with strength across all operating segments • Positively affected by $0.6 billion from currency fluctuations • eCommerce net sales up 24% globally led by omnichannel, including pickup and delivery • eCommerce net sales globally $24B, reaching 15% of net sales • Strong growth in membership income, globally • Other income negatively affected by lapping Chile insurance proceeds last year Y/Y Change +8.4% +8.7% +7.3% +7.6% +5.7% Y/Y Change (cc)1 +9.1% +9.8% +7.9% +7.7% +5.4% 1See additional information at the end of this presentation regarding non-GAAP financial measures. Total Revenue $152.9 $152.8 $164 $152.3 $161.6 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24

• Gross profit rate increased due to lapping last year’s elevated levels of markdowns and supply chain costs • Partially offset by ongoing category mix pressure as grocery and health & wellness sales outperform general merchandise • Walmart US sales mix shifted 240bps from general merchandise to grocery and health & wellness Y/Y Change -132bps -89bps -83bps -18bps +50bps Gross Profit Rate 23.5% 23.7% 22.9% 23.7% 24.0% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Gross Profit Rate +50bps to 24.0%

As a percentage of net sales, +33bps to 20.3% • Expense deleverage reflects increased variable pay, higher tech expenses, and increased store remodel costs in the U.S. • Partially offset by robust leverage in International on strong sales growth Y/Y Change -45bps +144bps -44bps -58bps +33bps Operating Expenses 19.9% 22.8% 20.3% 20.4% 20.3% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24

1See additional information at the end of this presentation regarding non-GAAP financial measures. Operating Income • Adjusted operating income1 up 8.1% relative to 5.9% growth in net sales • Net income margin increased ~150bps and Adjusted EBITDA margin1 increased ~10bps over last year • Q3 FY23 and Q4 FY23 negatively affected by discrete charges of $3.3B and $0.8B, respectively, associated with the opioid legal settlement frameworks, and business reorganization and restructurings Operating Income Adjusted Operating Income1 $6.9 $2.7 $5.6 $6.2 $7.3 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Y/Y Change -6.8% +3.9% +6.9% +17.3% +8.1% Y/Y Change (cc)1 -6.0% +4.6% +6.3% +16.0% +6.3% Y/Y Change -6.8% -53.5% -5.5% +17.3% +6.7% Y/Y Change (cc)1 -6.0% -52.8% -6.5% +16.0% +4.9% $6.9 $6.0 $6.4 $6.2 $7.4 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Adjusted Operating Income1 of $7.4 billion, up 8.1% Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding.

1See additional information at the end of this presentation regarding non-GAAP financial measures. NM = not meaningful Adjusted EPS1 of $1.84, up 4.0% EPS PY $1.78 $1.45 $1.53 $1.30 $1.77 Y/Y Change -0.6% +3.4% +11.8% +13.1% +4.0% • Adjusted EPS1 excludes the net effects of $1.08 from net gains on equity and other investments and an incremental opioid settlement expense Y/Y Change +23.7% NM +81.3% -16.2% +55.3% EPS Adjusted EPS1 $1.88 $(0.66) $2.32 $0.62 $2.92 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 $1.77 $1.50 $1.71 $1.47 $1.84 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24

PY $7.4 $7.7 $11.1 $(7.3) $1.7 Y/Y Change -76.4% -52.8% +8.2% NM +414.0% • Operating cash flow increased primarily due to moderated levels of inventory purchases and timing of certain payments • Free cash flow increased due to the increase in operating cash flow, partially offset by an increase of $1.7B in capital expenditures to support the company's investment strategy 1See additional information at the end of this presentation regarding non-GAAP financial measures. NM = not meaningful PY $12.4 $16.3 $24.2 $(3.8) $9.2 Y/Y Change -25.6% -3.6% +19.3% NM +97.0% Operating Cash Flow Free Cash Flow1 Cash Flow $1.7 $3.6 $12.0 $0.2 $9.0 Q2 FY23 YTD Q3 FY23 YTD Q4 FY23 YTD Q1 FY24 YTD Q2 FY24 YTD $9.2 $15.7 $28.8 $4.6 $18.2 Q2 FY23 YTD Q3 FY23 YTD Q4 FY23 YTD Q1 FY24 YTD Q2 FY24 YTD Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding.

Through dividends and share repurchases Amounts in billions, except as noted. Dollar changes may not recalculate due to rounding. • Share repurchases during quarter totaled $485 million representing 3.2 million shares at an average price of $152.78 per share • Remaining share repurchase authorization is $18.2 billion Returns to Shareholders $4.9 $4.5 $2.7 $2.2 $2.0 Returns to Shareholders $1.5 $1.5 $1.5 $1.5 $1.5 $3.3 $3.0 $1.2 $0.7 $0.5 Dividends Share Repurchase Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24

Y/Y Change -100bps -170bps -220bps -120bps -100bps • ROI declined on a trailing 12- month basis as a result of discrete charges for the opioid legal settlement frameworks in Q3 FY23 and business reorganization and restructurings in Q4 FY23 • Discrete charges totaled 140 bps headwind to ROI 1See additional information at the end of this presentation regarding non-GAAP financial measures. Return on Assets (ROA) Return on Investment (ROI)1 Returns Y/Y Change +140bps +40bps -100bps -100bps -20bps 5.8% 3.7% 4.6% 4.5% 5.6% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 13.8% 12.8% 12.7% 12.7% 12.8% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24

Net Sales +5.4% , eCommerce +24% • Comp sales +6.4% with strength in grocery and health & wellness, offset by softness in general merchandise • Sales growth included increases in both store and digital transactions • Strong market share gains in grocery • eCommerce led by double-digit growth in store-fulfilled pickup and delivery and 36% increase in advertising • Weekly active digital users grew >20% • Marketplace customer counts +14% eCommerce Contribution ~100bps ~80bps ~140bps ~270bps ~230bps Walmart U.S. Comp Sales1 6.5% 8.2% 8.3% 7.4% 6.4% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 1Comp sales for the 13-week period ended July 28, 2023 compared to the 13-week period ended July 29, 2022, and excludes fuel.

Store Remodels: 165 Pickup: ~4,600 stores Delivery from Store: >4,000 • The lapping of last year's elevated markdowns and supply chain costs benefited margins • Benefited from managing prices to reflect elevated levels of cost inflation • Partly offset by unfavorable product mix shifts as grocery and health & wellness increased nearly 240 bps as a portion of sales mix, while general merchandise sales declined • Growth initiatives like marketplace and advertising contributed to margin improvement Gross profit rate +40 bps • Reflects higher variable pay relative to last year when we were below our planned performance, as well as technology investments • Store remodel costs increased as we continue rollout of an elevated store experience Operating expenses as a percentage of net sales +28 bps • Reflects increased gross margins and Walmart+membership income, partially offset by expense deleverage Operating income $6.1 billion, +7.6% • In-stock levels and the composition of inventory mix has improved • Maintaining discipline in buying general merchandise due to macro uncertainty Inventory -7.6% Walmart U.S.

Merchandise category performance details Walmart U.S. Category Comp Comments Grocery + high single-digit • Strong comps reflected continued market share gains in dollars and units (according to Nielsen), and growth in private brand penetration (+40 bps) • Grocery inflation increased +HSD in Q2 (but moderated 400 bps versus Q1), and up +low-20s on a two-year stack • Solid increase in food units sold • Consumables led by strength in pet and personal care products due in part to inflation Health & Wellness + high teens • Strong pharmacy sales reflected increased script counts, higher mix of branded versus generic prescriptions, strength in immunizations, and branded drug inflation General Merchandise - low single-digit • General merchandise sales reflected softness in discretionary categories including apparel, home, and sporting goods • Automotive and back-to-school categories performed well

Net Sales (cc)1 $27.0 billion, +11.0% • Strong sales growth (cc)1 led by double-digit growth in Walmex, China and Flipkart • Sales positively affected by $0.6 billion, or 2.2%, due to currency rate fluctuations • eCommerce sales grew 26% with strength in China, Flipkart and Walmex. • Continued strong growth in food and consumables as well as an increase in private brands penetration across markets Y/Y Change +5.7% +7.1% +2.1% +12.0% +13.3% Net Sales (cc)1,2 $24.4 $26.8 $28.5 $26.8 $27.0 Y/Y Change (cc)1 +9.9% +13.3% +5.5% +12.9% +11.0% 1See additional information at the end of this presentation regarding non-GAAP financial measures. 2For Q2 FY23, net sales constant currency reflects reported results for comparison to current quarter growth in constant currency. Walmart International Net Sales $24.4 $25.3 $27.6 $26.6 $27.6 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Net sales

• Format and channel mix changes in China, consistent with prior quarters • Continuing category mix shifts towards food and consumables Strong local businesses powered by Walmart 1See additional information at the end of this presentation regarding non-GAAP financial measures. Gross profit rate -37 bps • Leverage driven by strong sales growth driving fixed cost leverage across most markets • Benefited by format mix changes Operating expenses as a percentage of net sales -129 bps • Growth rate impacted 20 percentage points from lapping last year’s $0.2b insurance benefit related to the disruption in Chile in fiscal year 2020 Operating income $1.2 billion, +14.1%; $1.1 billion (cc)1, +2.2% Inventory +6.2% Walmart International • Primarily due to currency rate fluctuations

Sales • Double-digit growth with continued strength in food and consumables • Opened more than 120 new stores in past twelve months, including 22 new stores in the quarter • In Mexico, comp sales grew 8.5% driven by Sam’s Club and Bodega • Strong performance during the annual “Hot Sale” event Gross profit rate Relatively flat • New sources of revenue offsetting price investments Operating expense rate Decrease • Driven by strong sales growth partially offset by continued investments in associates and strategic priorities Operating income $ Increase Net sales growth +12.7% +12.9% +11.8% +10.6% +10.1% eCommerce net sales growth +17% +17% +14% +17% +21% 1Walmex includes the consolidated results of Mexico and Central America 2Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. Walmex1,2 Net Sales (cc): $10.7 billion, +10.1% 11.5% 11.7% 10.6% 9.3% 8.7% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Comparable sales growth

Net sales growth +10.0% +5.5% +5.9% +6.7% +5.1% eCommerce net sales growth -9% +3% -3% -2% +4% 1Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. Canada1 Net Sales (cc): $6.1 billion, +5.1% 10.3% 5.2% 5.7% 6.3% 4.8% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Sales • Continued momentum in food and consumables with softness in general merchandise • eCommerce investments in customer experience showing positive results Gross profit rate Relatively flat • Primarily from higher shrink and food and consumables mix, offset by efficiencies in logistics and lower import costs Operating expense rate Increase • Higher maintenance costs and planned investments in eCommerce technology Operating income $ Decrease Comparable sales growth

Net sales growth +15.9% +6.9% +13.5% +28.3% +21.7% eCommerce net sales growth +77% +63% +70% +54% +44% 1Results are presented on a constant currency basis. Net sales and comparable sales are presented on a nominal, calendar basis and include eCommerce results. Change is calculated as the change versus the prior year comparable period. China1 Net Sales (cc): $4.1 billion, +21.7% 14.1% 5.6% 13.3% 25.5% 17.2% Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Sales • Continued strength in Sam’s Club and eCommerce • Both Sam's and Hyper formats with positive traffic online and offline • eCommerce penetration at 47% Gross profit rate Decrease • Mix effect from continued growth in lower margin formats and channels Operating expense rate Decrease • Driven by strong sales growth, operational efficiencies, and higher penetration of Sam’s Club Operating income $ Increase Comparable sales growth

Net sales with fuel -0.3%, Net sales without fuel +5.3%, eCommerce +18% • Strong comp sales driven by solid increases in ticket, transactions, and units sold ◦ Ticket without fuel +2.5% ◦ Transactions without fuel +2.9% • Strength in food and consumables, and healthcare • Gained market share in grocery and general merchandise, including apparel, home, and toys (according to Circana) • eCommerce +18%, led by curbside • Scan & Go penetration is up nearly 570 bps eComm Cont. without fuel ~170bps ~120bps ~120bps ~160bps ~150bps 1Comp sales for the 13-week period ended July 28, 2023 compared to the 13-week period ended July 29, 2022. Sam’s Club U.S. Comp Sales1 17.5% 12.7% 11.9% 4.2% (0.2)% 9.5% 10.0% 12.2% 7.0% 5.5% With fuel Without fuel Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24

Helping our members share more, serve more and live more • Rate increase primarily due to lapping elevated markdowns last year • LIFO expense $48M Gross profit rate +135 bps, without fuel +143 bps • Lower fuel sales negatively affected expense leverage • Without fuel, deleverage primarily due to higher facilities costs and technology investments Operating expenses as a percentage of net sales +107 bps, without fuel +64 bps • Continued strength primarily due to Plus membership growth and renewals • Member count strong with Plus penetration +130bps y/y Membership income +7.0% Inventory -9.5% Sam’s Club U.S. Operating income $521M, +22.0%, without fuel $392M, +76.6% • Lower LIFO charge this year ($48M) vs. last year ($123M) benefited operating income • Lapping supply chain challenges and reduced general merchandise demand last year as well as an elevated LIFO reserve adjustment • Pleased with flow of inventory as merchandise is closer to customers, in Clubs and DCs

Category comparable sales Sam’s Club U.S. Category Comp Comments Fresh / Freezer / Cooler + mid single-digit • Produce & floral, prepared foods, bakery, and fresh meat performed well Grocery and Beverage + high single-digit • Drinks, dry grocery, and snacks showed strength Consumables + high single-digit • Paper goods, tabletop & bags, pet supplies, and laundry & home care performed well Home and Apparel - low single-digit • Softness in furniture and toys, partially offset by strength in tires Technology, Office and Entertainment - low double-digits • Softness in office supplies and consumer electronics, partially offset by strength in gift cards Health and Wellness + mid-teens • Pharmacy and over the counter performed well

Safe harbor and non-GAAP measures This presentation and related management commentary contains statements that may be "forward-looking statements" as defined in, and are intended to enjoy the protection of the safe harbor for forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Assumptions on which such forward-looking statements are based are also forward-looking statements. Our actual results may differ materially from those expressed in or implied by any of these forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and factors including: the impact of the COVID-19 pandemic on our business and the global economy; economic, capital markets and business conditions; trends and events around the world and in the markets in which we operate; currency exchange rate fluctuations, changes in market interest rates and market levels of wages; changes in the size of various markets, including eCommerce markets; unemployment levels; inflation or deflation, generally and in particular product categories; consumer confidence, disposable income, credit availability, spending levels, shopping patterns, debt levels and demand for certain merchandise; the effectiveness of the implementation and operation of our strategies, plans, programs and initiatives; unexpected changes in our objectives and plans; the impact of acquisitions, investments, divestitures, store or club closures, and other strategic decisions; our ability to successfully integrate acquired businesses, including within the eCommerce space; changes in the trading prices of certain equity investments we hold; initiatives of competitors, competitors' entry into and expansion in our markets, and competitive pressures; customer traffic and average ticket in our stores and clubs and on our eCommerce websites; the mix of merchandise we sell, the cost of goods we sell and the shrinkage we experience; trends in consumer shopping habits around the world and in the markets in which we operate; our gross profit margins; the financial performance of Walmart and each of its segments, including the amounts of our cash flow during various periods; changes in the credit ratings assigned to our commercial paper and debt securities by credit rating agencies; the amount of our net sales and operating expenses denominated in the U.S. dollar and various foreign currencies; transportation, energy and utility costs; commodity prices and the price of gasoline and diesel fuel; supply chain disruptions and disruptions in seasonal buying patterns; the availability of goods from suppliers and the cost of goods acquired from suppliers; consumer acceptance of and response to our stores, clubs, eCommerce platforms, programs, merchandise offerings and delivery methods; cyber security events affecting us and related costs and impact to the business; developments in, outcomes of, and costs incurred in legal or regulatory proceedings to which we are a party or are subject, and the liabilities, obligations and expenses, if any, that we may incur in connection therewith; casualty and accident-related costs and insurance costs; the turnover in our workforce and labor costs, including healthcare and other benefit costs; consumer enrollment in health and drug insurance programs and such programs’ reimbursement rates and drug formularies; our effective tax rate and the factors affecting our effective tax rate, including assessments of certain tax contingencies, valuation allowances, changes in law, administrative audit outcomes, impact of discrete items and the mix of earnings between the U.S. and Walmart's international operations; changes in existing tax, labor and other laws and regulations and changes in tax rates including the enactment of laws and the adoption and interpretation of administrative rules and regulations; the imposition of new taxes on imports, new tariffs and changes in existing tariff rates; the imposition of new trade restrictions and changes in existing trade restrictions; adoption or creation of new, and modification of existing, governmental policies, programs, initiatives and actions in the markets in which Walmart operates and elsewhere and actions with respect to such policies, programs and initiatives; changes in accounting estimates or judgments; the level of public assistance payments; natural disasters, changes in climate, geopolitical events and catastrophic events; and changes in generally accepted accounting principles in the United States. Our most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q filed with the SEC discuss other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in the presentations. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects for or on our operations or financial performance. The forward-looking statements made in the presentation are as of the date of this meeting. Walmart undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. This presentation includes certain non-GAAP measures as defined under SEC rules, including net sales, revenue, and operating income on a constant currency basis, adjusted EPS, free cash flow, return on investment, and EBITDA and EBITDA margin. Refer to information about the non-GAAP measures contained in this presentation. Additional information as required by Regulation G and Item 10(e) of Regulation S-K regarding non-GAAP measures can be found in our most recent Form 10-K and our Form 8-K furnished as of the date of this presentation with the SEC, which are available at stock.walmart.com.

Non-GAAP measures - ROI We include Return on Assets ("ROA"), which is calculated in accordance with U.S. generally accepted accounting principles ("GAAP") as well as Return on Investment ("ROI") as measures to assess returns on assets. Management believes ROI is a meaningful measure to share with investors because it helps investors assess how effectively Walmart is deploying its assets. Trends in ROI can fluctuate over time as management balances long-term strategic initiatives with possible short-term impacts. We consider ROA to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of ROI. ROA was 5.6% percent and 5.8% percent for the trailing twelve months ended July 31, 2023 and 2022, respectively. The decrease in ROA was primarily due to the increase in average total assets driven by higher purchases of property and equipment. ROI was 12.8% and 13.8% for the trailing 12 months ended July 31, 2023 and 2022, respectively. The decrease in ROI was the result of a decrease in operating income primarily due to opioid legal charges and reorganization and restructuring charges recorded in Q3 and Q4 of fiscal 2023 respectively, as well as an increase in average invested capital primarily due to higher purchases of property and equipment. We define ROI as operating income plus interest income, depreciation and amortization, and rent expense for the trailing twelve months divided by average invested capital during that period. We consider average invested capital to be the average of our beginning and ending total assets, plus average accumulated depreciation and average amortization, less average accounts payable and average accrued liabilities for that period. Our calculation of ROI is considered a non-GAAP financial measure because we calculate ROI using financial measures that exclude and include amounts that are included and excluded in the most directly comparable GAAP financial measure. For example, we exclude the impact of depreciation and amortization from our reported operating income in calculating the numerator of our calculation of ROI. As mentioned above, we consider ROA to be the financial measure computed in accordance with generally accepted accounting principles most directly comparable to our calculation of ROI. ROI differs from ROA (which is consolidated net income for the period divided by average total assets for the period) because ROI: adjusts operating income to exclude certain expense items and adds interest income; adjusts total assets for the impact of accumulated depreciation and amortization, accounts payable and accrued liabilities to arrive at total invested capital. Because of the adjustments mentioned above, we believe ROI more accurately measures how we are deploying our key assets and is more meaningful to investors than ROA. Although ROI is a standard financial measure, numerous methods exist for calculating a company’s ROI. As a result, the method used by management to calculate our ROI may differ from the methods used by other companies to calculate their ROI.

The calculation of ROA and ROI, along with a reconciliation of ROI to the calculation of ROA, is as follows: Non-GAAP measures – ROI (cont.) CALCULATION OF RETURN ON ASSETS Trailing Twelve Months Ending Jul 31, Oct 31, Jan 31, Apr 30, Jul 31, (Dollars in millions) 2022 2022 2023 2023 2023 Numerator Consolidated net income $ 14,015 $ 9,116 $ 11,292 $ 11,085 $ 13,991 Denominator Average total assets1 $ 242,876 $ 246,254 $ 244,029 $ 245,598 $ 251,160 Return on assets (ROA) 5.8% 3.7% 4.6% 4.5% 5.6 % Jul 31, Oct 31, Jan 31, April 30, Jul 31, Oct 31, Jan 31, April 30, Jul 31, Certain Balance Sheet Data 2021 2021 2022 2022 2022 2022 2023 2023 2023 Total assets $ 238,552 $ 244,851 $ 244,860 $ 246,142 $ 247,199 $ 247,656 $ 243,197 $ 245,053 $ 255,121 Accumulated depreciation and amortization 98,346 100,168 102,211 104,295 105,963 107,628 110,286 113,164 115,878 Accounts payable 49,601 57,156 55,261 52,926 54,191 57,263 53,742 54,268 56,576 Accrued liabilities 23,915 24,474 26,060 21,061 23,843 27,443 31,126 27,527 29,239 1 The average is based on the addition of the account balance at the end of the current period to the account balance at the end of the prior period and dividing by 2

The calculation of ROA and ROI, along with a reconciliation of ROI to the calculation of ROA, is as follows: Non-GAAP measures – ROI (cont.) CALCULATION OF RETURN ON INVESTMENT   Trailing Twelve Months Ending Jul 31, Oct 31, Jan 31, Apr 30, Jul 31, (Dollars in millions) 2022 2022 2023 2023 2023 Numerator Operating income $ 23,851 $ 20,754 $ 20,428 $ 21,350 $ 21,812 + Interest income 155 196 254 323 442 + Depreciation and amortization 10,733 10,840 10,945 11,110 11,318 + Rent 2,302 2,296 2,306 2,301 2,284 ROI operating income $ 37,041 $ 34,086 $ 33,933 $ 35,084 $ 35,856 Denominator Average total assets1 $ 242,876 $ 246,254 $ 244,029 $ 245,598 $ 251,160 '+ Average accumulated depreciation and amortization1 102,155 103,898 106,249 108,730 110,921 '- Average accounts payable1 51,896 57,210 54,502 53,597 55,384 '- Average accrued liabilities1 23,878 25,959 28,593 24,294 26,541 Average invested capital $ 269,257 $ 266,983 $ 267,183 $ 276,437 $ 280,156 Return on investment (ROI) 13.8% 12.8% 12.7% 12.7% 12.8% 1 The average is based on the addition of the account balance at the end of the current period to the account balance at the end of the prior period and dividing by 2

Non-GAAP measures – free cash flow We define free cash flow as net cash provided by operating activities in a period minus payments for property and equipment made in that period. Net cash provided by operating activities was $18.2 billion for the six months ended July 31, 2023, which represents an increase of $9.0 billion when compared to the same period in the prior year. The increase is primarily due to moderated levels of inventory purchases and timing of certain payments. Free cash flow for the six months ended July 31, 2023 was $9.0 billion, which represents an increase of $7.2 billion when compared to the same period in the prior year. The increase in free cash flow is due to the increase in operating cash flows described above, partially offset by an increase of $1.7 billion in capital expenditures to support our investment strategy. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company's financial performance. Free cash flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, Walmart’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures, due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our Condensed Consolidated Statements of Cash Flows. Although other companies report their free cash flow, numerous methods may exist for calculating a company’s free cash flow. As a result, the method used by Walmart’s management to calculate our free cash flow may differ from the methods used by other companies to calculate their free cash flow.

Non-GAAP measures – free cash flow (cont.) The following table sets forth a reconciliation of free cash flow, a non-GAAP financial measure, to net cash provided by operating activities, which we believe to be the GAAP financial measure most directly comparable to free cash flow, as well as information regarding net cash used in investing activities and net cash used in financing activities. Year to Date Period Ended (Dollars in millions) Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Net cash provided by operating activities $ 9,240 $ 15,698 $ 28,841 $ 4,633 $ 18,201 Payments for property and equipment (capital expenditures) (7,492) (12,061) (16,857) (4,429) (9,216) Free cash flow $ 1,748 $ 3,637 $ 11,984 $ 204 $ 8,985 Net cash used in investing activities1 $ (8,584) $ (12,965) $ (17,722) $ (4,860) $ (9,909) Net cash provided by (used in) financing activities $ (1,400) $ (5,581) $ (17,039) $ 1,940 $ (3,309) Year to Date Period Ended (Dollars in millions) Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Net cash provided by (used in) operating activities $ 12,423 $ 16,291 $ 24,181 $ (3,758) $ 9,240 Payments for property and equipment (capital expenditures) (5,019) (8,588) (13,106) (3,539) (7,492) Free cash flow $ 7,404 $ 7,703 $ 11,075 $ (7,297) $ 1,748 Net cash provided by (used in) investing activities1 $ 2,402 $ (1,530) $ (6,015) $ (4,558) $ (8,584) Net cash provided by (used in) financing activities (11,559) (18,113) (22,828) 5,315 (1,400) Y/Y Change in Free Cash Flow -76.4% -52.8% +8.2 % NM +414.0% 1 "Net Cash used in investing activities" includes payments for property and equipment, which is also included in our computation of free cash flow. NM = not meaningful

Non-GAAP measures – constant currency In discussing our operating results, the term currency exchange rates refers to the currency exchange rates we use to convert the operating results for countries where the functional currency is not the U.S. dollar into U.S. dollars. We calculate the effect of changes in currency exchange rates as the difference between current period activity translated using the current period's currency exchange rates and the comparable prior year period's currency exchange rates. Additionally, no currency exchange rate fluctuations are calculated for non-USD acquisitions until owned for 12 months. Throughout our discussion, we refer to the results of this calculation as the impact of currency exchange rate fluctuations. When we refer to constant currency operating results, this means operating results without the impact of the currency exchange rate fluctuations. The disclosure of constant currency amounts or results permits investors to better understand Walmart’s underlying performance without the effects of currency exchange rate fluctuations. The table below reflects the calculation of constant currency for net sales for the Walmart International segment for the trailing five quarters and operating income for the current quarter. Three Months Ended Walmart International (Dollars in millions) Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Net sales: As reported $ 24,350 $ 25,295 $ 27,575 $ 26,604 $ 27,596 Currency exchange rate fluctuations 956 1,473 901 226 (574) Net sales (cc) $ 25,306 $ 26,768 $ 28,476 $ 26,830 $ 27,022 PY Reported $ 23,035 $ 23,627 $ 26,997 $ 23,763 $ 24,350 % change (cc) +9.9% +13.3% +5.5% +12.9% +11.0 % Operating income: As reported $ 1,190 Currency exchange rate fluctuations $ (124) Operating income (cc) $ 1,066 PY Reported $ 1,043 % change (cc) +2.2%

Non-GAAP measures – constant currency (cont.) Three Months Ended Consolidated (Dollars in millions) Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Q2 FY24 Total Revenue: As reported $ 152,859 $ 152,813 $ 164,048 $ 152,301 $ 161,632 Currency exchange rate fluctuations 996 1,491 917 230 (576) Total Revenue (cc) $ 153,855 $ 154,304 $ 164,965 $ 152,531 $ 161,056 PY Reported $ 141,048 $ 140,525 $ 152,871 $ 141,569 $ 152,859 % change (cc) +9.1% +9.8% +7.9% +7.7% +5.4 % Net sales: As reported $ 151,381 $ 151,469 $ 162,743 $ 151,004 $ 160,280 Currency exchange rate fluctuations 956 1,473 901 226 (574) Net sales (cc) $ 152,337 $ 152,942 $ 163,644 $ 151,230 $ 159,706 PY Reported $ 139,871 $ 139,207 $ 151,525 $ 140,288 $ 151,381 % change (cc) +8.9% +9.9% +8.0% +7.8% +5.5 % Operating income: As reported $ 6,854 $ 2,695 $ 5,561 $ 6,240 $ 7,316 Currency exchange rate fluctuations 62 38 (57) (72) (124) Operating income (cc) $ 6,916 $ 2,733 $ 5,504 $ 6,168 $ 7,192 PY Reported $ 7,354 $ 5,792 $ 5,887 $ 5,318 $ 6,854 % change (cc) -6.0% -52.8% -6.5% +16.0% +4.9 % The table below reflects the calculation of constant currency for total revenues, net sales and operating income for the trailing five quarters.

Non-GAAP measures – Adjusted Operating Income Three Months Ended (Dollars in millions) Q2 FY23 Q2 FY22 Q3 FY23 Q3 FY22 Q4 FY23 Q4 FY22 Q1 FY24 Q1 FY23 Q2 FY24 Q2 FY23 Operating income: Operating income, as reported $ 6,854 $ 7,354 $ 2,695 $ 5,792 $ 5,561 $ 5,887 $ 6,240 $ 5,318 $ 7,316 $ 6,854 Business reorganization and restructuring charges1 — — — — 849 108 — — — — Opioid legal charges2 — — 3,325 — — — — — 93 — Adjusted operating income $ 6,854 $ 7,354 $ 6,020 $ 5,792 $ 6,410 $ 5,995 $ 6,240 $ 5,318 $ 7,409 $ 6,854 Percent change3 -6.8 % NP +3.9 % NP +6.9 % NP +17.3 % NP +8.1 % NP Currency exchange rate fluctuations $ 62 — $ 38 — $ (39) — $ (72) — $ (124) $ — Adjusted operating income, constant currency $ 6,916 $ 7,354 $ 6,058 $ 5,792 $ 6,371 $ 5,995 $ 6,168 $ 5,318 $ 7,285 $ 6,854 Percent change3 -6.0 % NP +4.6 % NP +6.3 % NP +16.0 % NP +6.3 % NP Adjusted operating income is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain charges included in operating income calculated in accordance with GAAP. Management believes that adjusted operating income is a meaningful measure to share with investors because it best allows comparison of the performance with that of the comparable period. In addition, adjusted operating income affords investors a view of what management considers Walmart’s core earnings performance and the ability to make a more informed assessment of such core earnings performance as compared with that of the prior year. When we refer to adjusted operating income in constant currency, this means adjusted operating results without the impact of the currency exchange rate fluctuations. The disclosure of constant currency amounts or results permits investors to better understand Walmart’s underlying performance without the effects of currency exchange rate fluctuations. The table below reflects the calculation of adjusted operating income and adjusted operating income in constant currency, when applicable, for the trailing five quarters. 1Business reorganization and restructuring charges in the fourth quarter of fiscal 2023 primarily relate to compensation expenses incurred in connection with the strategic decisions made in the Walmart International segment. Business restructuring charges in the fourth quarter of fiscal 2022 primarily consist of severance and store closure related costs due to strategic decisions made in the Walmart International segment. 2Recorded in Corporate and support. 3Change versus prior year comparable period. NP = not provided

Non-GAAP measures – adjusted EPS Adjusted diluted earnings per share attributable to Walmart (Adjusted EPS) is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain amounts included in the diluted earnings per share attributable to Walmart calculated in accordance with GAAP (EPS), the most directly comparable financial measure calculated in accordance with GAAP. Management believes that Adjusted EPS is a meaningful measure to share with investors because it best allows comparison of the performance with that of the comparable period. In addition, Adjusted EPS affords investors a view of what management considers Walmart’s core earnings performance and the ability to make a more informed assessment of such core earnings performance with that of the prior year. We adjust for the unrealized and realized gains and losses on our equity and other investments each quarter because although the investments are strategic decisions for the company’s retail operations, management’s measurement of each strategy is primarily focused on the operational results rather than the fair value of such investments. Additionally, management does not forecast changes in the fair value of its equity and other investments. Accordingly, management adjusts EPS each quarter for the realized and unrealized gains and losses related to those equity investments. We have calculated Adjusted EPS for the trailing five quarters as well as the prior year comparable periods by adjusting EPS for the relevant adjustments for each period presented. Three Months Ended Jul 31, 20235 Three Months Ended Jul 31, 20225 Percent Change Diluted earnings per share: Reported EPS $2.92 $1.88 +55.3% Adjustments: Pre-Tax Impact Tax Impact1,2 NCI Impact4 Net Impact Pre-Tax Impact Tax Impact1,3 NCI Impact4 Net Impact Unrealized and realized (gains) and losses on equity and other investments6 $(1.44) $0.33 $— $(1.11) $0.14 $(0.02) $(0.01) $0.11 Incremental opioid settlement expense 0.04 (0.01) — 0.03 — — — — Gain on sale of equity method investment in Brazil — — — — (0.16) — — (0.16) Discrete tax item — — — — — (0.06) — (0.06) Net Adjustments $(1.08) $(0.11) Adjusted EPS $1.84 $1.77 +4.0% 1 Tax impact calculated based on nature of item, including any realizable deductions, and statutory rate in effect for relevant jurisdictions. No tax expense was incurred in connection with the gain on sale of equity method investment in Brazil. 2 The reported effective tax rate was 24.9% for the three months ended July 31, 2023. Adjusted for the above items, the effective tax rate was 25.8% for the three months ended July 31, 2023. 3 The reported effective tax rate was 22.5% for the three months ended July 31, 2022. Adjusted for the above items, the effective tax rate was 26.2% for the three months ended July 31, 2022. 4 Calculated based on the ownership percentages of our noncontrolling interests, where applicable. 5 Individual components in the accompanying tables may include immaterial rounding. 6 For the three months ended July 31, 2023, unrealized gains were primarily driven by increases in the underlying stock prices of our investments in Symbotic and JD.com.

Non-GAAP measures – adjusted EPS (cont.) 1 Tax impact calculated based on nature of item, including any realizable deductions, and statutory rate in effect for relevant jurisdictions. 2 Business reorganization and restructuring charges include tax amounts incurred on separation of Flipkart and PhonePe.. 3 Calculated based on the ownership percentages of our noncontrolling interests, where applicable. Three Months Ended Apr 30, 2023 Three Months Ended Apr 30, 2022 Percent Change Diluted earnings per share: Reported EPS $0.62 $0.74 -16.2% Adjustments: Pre-Tax Impact Tax Impact1 NCI Impact3 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact3 Net Impact Unrealized and realized (gains) and losses on equity and other investments $1.13 $(0.27) $(0.01) $0.85 $0.71 $(0.15) $— $0.56 Adjusted EPS $1.47 $1.30 +13.1% Three Months Ended Jan 31, 2023 Three Months Ended Jan 31, 2022 Percent Change Diluted earnings per share: Reported EPS $2.32 $1.28 +81.3% Adjustments: Pre-Tax Impact Tax Impact1,2 NCI Impact3 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact3 Net Impact Unrealized and realized (gains) and losses on equity and other investments $(1.43) $0.27 $— $(1.16) $0.22 $(0.05) $0.02 $0.19 Business reorganization and restructuring charges 0.31 0.40 (0.16) 0.55 0.08 (0.02) — 0.06 Net Adjustments $(0.61) $0.25 Adjusted EPS $1.71 $1.53 +11.8%

Non-GAAP measures – adjusted EPS (cont.) 1 Tax impact calculated based on nature of item, including any realizable deductions, and statutory rate in effect for relevant jurisdictions. 2 No tax expense was incurred in connection with the gain on sale of equity method investment in Brazil. 3 Calculated based on the ownership percentages of our noncontrolling interests, where applicable. 4 Adjusted EPS for the three months ended October 31, 2022 was calculated using weighted average shares outstanding of 2,720 million, which includes the dilutive impact of share-based payment awards. NM = not meaningful Three Months Ended Oct 31, 2022 Three Months Ended Oct 31, 2021 Percent Change Diluted earnings per share: Reported EPS $(0.66) $1.11 NM Adjustments: Pre-Tax Impact Tax Impact1 NCI Impact3 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact3 Net Impact Unrealized and realized (gains) and losses on equity and other investments $1.34 $(0.24) $0.01 $1.11 $(0.42) $0.09 $— $(0.33) Opioid legal charges 1.22 (0.17) — 1.05 — — — — Loss on extinguishment of debt — — — — 0.86 (0.19) — 0.67 Net Adjustments4 $2.16 $0.34 Adjusted EPS4 $1.50 $1.45 +3.4% Three Months Ended Jul 31, 2022 Three Months Ended Jul 31, 2021 Percent Change Diluted earnings per share: Reported EPS $1.88 $1.52 +23.7% Adjustments: Pre-Tax Impact Tax Impact1,2 NCI Impact3 Net Impact Pre-Tax Impact Tax Impact1 NCI Impact3 Net Impact Unrealized and realized (gains) and losses on equity and other investments $0.14 $(0.02) $(0.01) $0.11 $0.34 $(0.08) $— $0.26 Gain on sale of equity method investment in Brazil (0.16) — — (0.16) — — — — Discrete tax item — (0.06) — (0.06) — — — — Net Adjustments $(0.11) $0.26 Adjusted EPS $1.77 $1.78 -0.6%

Non-GAAP measures - Adjusted EBITDA and Adjusted EBITDA Margin We include net income and net income margin, which are calculated in accordance with U.S. generally accepted accounting principle as well as Adjusted EBITDA and Adjusted EBITDA margin to provide meaningful information about our operational efficiency compared with our competitors by excluding the impact of certain items. We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization. We also exclude other gains and losses, which is primarily comprised of fair value adjustments on our investments which management does not believe are indicative of our core business performance. From time to time, we will also adjust certain items from operating income, which we believe is meaningful because it best allows comparison of the performance with that of the comparable period. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by consolidated net sales. Adjusted EBITDA and Adjusted EBITDA margin are considered non-GAAP financial measures. Management believes, however, that these measures provide meaningful information about our operational efficiency by excluding the impact of differences in tax jurisdictions and structures, debt levels, capital investments and other items which management does not believe are indicative of our core business performance. We consider net income to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of Adjusted EBITDA. We consider net income margin to be the financial measure computed in accordance with GAAP that is the most directly comparable financial measure to our calculation of Adjusted EBITDA margin. Although Adjusted EBITDA and Adjusted EBITDA margin are standard financial measures, numerous methods exist for calculating a company’s Adjusted EBITDA and Adjusted EBITDA margin. As a result, the method used by management to calculate our Adjusted EBITDA and Adjusted EBITDA margin may differ from the methods used by other companies to calculate similarly titled measures. Net income margin was 4.9% and 3.4% for the three months ended July 31, 2023 and 2022, respectively. The increase in net income margin was primarily due to the increase in net income, which was impacted by higher unrealized net gains on our equity and other investments, when compared to the same period in the previous year. Adjusted EBITDA margin was 6.4% and 6.3% for the three months ended July 31, 2023 and 2022, respectively. The increase in Adjusted EBITDA margin was due to higher operating income driven primarily by an increase in net sales when compared to the same period in the previous year.

Non-GAAP measures – Adjusted EBITDA & Adjusted EBITDA margin The calculation of net income margin and Adjusted EBITDA margin, along with a reconciliation of Adjusted EBITDA margin to the calculation of net income margin, is as follows: We define adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, as well as adjustments for certain items that are excluded from earnings as previously described in the reconciliation for adjusted EPS. Adjusted EBITDA is considered a non-GAAP financial measure. Management believes, however, that this measure provides meaningful information about our operational efficiency compared with our competitors by excluding the impact of differences in tax jurisdictions and structures, debt levels, capital investments and other items which management does not believe are indicative of our core business performance. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by consolidated net income. Adjusted EBITDA margin is also considered a non-GAAP financial measure. These non-GAAP measures should be considered in addition to, rather than as a substitute for, consolidated net income, which is the most comparable GAAP measure for adjusted EBITDA and consolidated net income margin, which is the most comparable GAAP measure for adjusted EBITDA margin. Although other companies report adjusted EBITDA and adjusted EBITDA margin, numerous methods may exist for calculating these metrics. As a result, the methods used by Walmart’s management to calculate our adjusted EBITDA and adjusted EBITDA margin may differ from the methods used by other companies to calculate similarly titled measures. Three Months Ended Q2 FY24 Q2 FY23 (Amounts in millions) 2023 2022 Consolidated net income attributable to Walmart 7,891 5,149 Consolidated net (income) loss attributable to noncontrolling interest (162) 2 Provision for income taxes 2,674 1,497 Other (gains) and losses (3,905) (238) Interest, Net 494 448 Operating Income $ 7,316 $ 6,854 + Depreciation and Amortization 2,905 2,699 + Incremental opioid settlement expense 93 — Adjusted EBITDA $ 10,314 $ 9,553 Net Sales $ 160,280 $ 151,381 Consolidated net income margin 4.9% 3.4 % Adjusted EBITDA margin 6.4% 6.3%